INTANGIBLE ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2021
INTANGIBLE ASSETS, NET
Schedule of intangible assets, net

	December 31,	December 31,
	2020	2021
	RMB	RMB
Brokerage licenses	51,880	51,152
Trade Name	6,400	6,400
Technology	27,600	27,600
Total Intangible assets	85,880	85,152
Accumulated amortization	(24,247)	(30,649)
Impairment loss of technology with discontinued online lending information intermediaries	(17,220)	(17,220)
Intangible assets, net	44,413	37,283